EXHIBIT 99.2


                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                  All records
================================================================================

--------------------------------------------------------------------------------
                                                                            % of
                                        # of         Aggregate         Aggregate
Current Balance                        Loans           Balance           Balance
--------------------------------------------------------------------------------
$0.01 - $50,000.00                        26        $1,017,678              0.07
$50,000.01 - $100,000.00                 366        30,075,785              2.00
$100,000.01 - $150,000.00                805       101,457,651              6.74
$150,000.01 - $200,000.00                746       131,302,693              8.72
$200,000.01 - $250,000.00                572       128,722,809              8.55
$250,000.01 - $300,000.00                561       154,967,249             10.30
$300,000.01 - $350,000.00                387       125,344,799              8.33
$350,000.01 - $400,000.00                359       135,829,075              9.02
$400,000.01 - $450,000.00                356       152,315,369             10.12
$450,000.01 - $500,000.00                305       145,662,207              9.68
$500,000.01 - $550,000.00                178        93,504,566              6.21
$550,000.01 - $600,000.00                103        59,645,736              3.96
$600,000.01 - $650,000.00                123        78,186,443              5.19
$650,000.01 - $700,000.00                 32        21,872,629              1.45
$700,000.01 - $750,000.00                 35        25,414,744              1.69
$750,000.01 - $800,000.00                 14        10,859,400              0.72
$800,000.01 - $850,000.00                 16        13,292,363              0.88
$850,000.01 - $900,000.00                 13        11,440,373              0.76
$900,000.01 - $950,000.00                  5         4,677,960              0.31
$950,000.01 - $1,000,000.00               32        31,755,594              2.11
$1,000,000.01 - $1,050,000.00              5         5,187,524              0.34
$1,050,000.01 - $1,100,000.00              6         6,587,500              0.44
$1,100,000.01 - $1,150,000.00              2         2,272,000              0.15
$1,150,000.01 - $1,200,000.00              2         2,391,200              0.16
$1,200,000.01 - $1,250,000.00              1         1,237,500              0.08
$1,250,000.01 - $1,300,000.00              3         3,860,000              0.26
$1,300,000.01 - $1,350,000.00              2         2,676,987              0.18
$1,350,000.01 - $1,400,000.00              3         4,170,429              0.28
$1,400,000.01 - $1,450,000.00              2         2,842,000              0.19
$1,450,000.01 - $1,500,000.00              5         7,492,000              0.50
$1,500,000.01 - $1,550,000.00              2         3,062,500              0.20
$1,700,000.01 - $1,750,000.00              1         1,722,500              0.11
$1,950,000.01 - $2,000,000.00              1         1,982,000              0.13
$2,250,000.01 - $2,300,000.00              1         2,267,320              0.15
--------------------------------------------------------------------------------
Total:                                 5,070    $1,505,096,584            100.00
--------------------------------------------------------------------------------
Minimum:  $10,250.00
Maximum:  $2,267,320.32
Average:  $296,863.23
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:37       Page  1 of 10

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                  All records
================================================================================

--------------------------------------------------------------------------------
                                                                            % of
                                        # of         Aggregate         Aggregate
Current Gross Rate                     Loans           Balance           Balance
--------------------------------------------------------------------------------
2.251% - 2.500%                            1          $213,000              0.01
2.501% - 2.750%                            4           913,173              0.06
2.751% - 3.000%                            2           404,016              0.03
3.001% - 3.250%                            4         1,042,256              0.07
3.251% - 3.500%                            9         2,575,932              0.17
3.501% - 3.750%                            7         1,668,035              0.11
3.751% - 4.000%                           24        12,426,837              0.83
4.001% - 4.250%                           54        22,688,266              1.51
4.251% - 4.500%                          155        59,588,572              3.96
4.501% - 4.750%                          272       100,622,835              6.69
4.751% - 5.000%                          471       148,286,343              9.85
5.001% - 5.250%                          709       233,854,268             15.54
5.251% - 5.500%                          954       297,469,475             19.76
5.501% - 5.750%                          812       235,684,744             15.66
5.751% - 6.000%                          669       173,149,813             11.50
6.001% - 6.250%                          358        89,082,732              5.92
6.251% - 6.500%                          241        54,924,180              3.65
6.501% - 6.750%                          153        36,570,845              2.43
6.751% - 7.000%                           80        17,427,129              1.16
7.001% - 7.250%                           38         7,484,701              0.50
7.251% - 7.500%                           34         6,021,857              0.40
7.501% - 7.750%                           11         1,983,373              0.13
7.751% - 8.000%                            5           723,650              0.05
8.001% - 8.250%                            1           131,600              0.01
8.251% - 8.500%                            2           158,953              0.01
--------------------------------------------------------------------------------
Total:                                 5,070    $1,505,096,584            100.00
--------------------------------------------------------------------------------
Minimum: 2.500%
Maximum: 8.500%
Weighted Average: 5.468%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                        # of         Aggregate         Aggregate
Net Rate                               Loans           Balance           Balance
--------------------------------------------------------------------------------
2.001% - 2.250%                            1          $213,000              0.01
2.251% - 2.500%                            6         1,317,189              0.09
2.501% - 2.750%                            1           337,500              0.02
2.751% - 3.000%                            9         2,526,506              0.17
3.001% - 3.250%                            4         1,137,382              0.08
3.251% - 3.500%                           14         4,237,326              0.28
3.501% - 3.750%                           26        13,629,508              0.91
3.751% - 4.000%                           90        35,515,592              2.36
4.001% - 4.250%                          201        77,598,581              5.16
4.251% - 4.500%                          339       110,433,091              7.34
4.501% - 4.750%                          480       154,524,956             10.27
4.751% - 5.000%                          810       265,169,576             17.62
5.001% - 5.250%                          900       276,784,028             18.39
5.251% - 5.500%                          818       234,188,130             15.56
5.501% - 5.750%                          548       137,338,203              9.12
5.751% - 6.000%                          339        82,141,282              5.46
6.001% - 6.250%                          216        51,260,510              3.41
6.251% - 6.500%                          134        31,101,194              2.07
6.501% - 6.750%                           59        12,708,536              0.84
6.751% - 7.000%                           37         7,144,042              0.47
7.001% - 7.250%                           23         3,459,763              0.23
7.251% - 7.500%                           10         1,651,986              0.11
7.501% - 7.750%                            3           519,750              0.03
7.751% - 8.000%                            1            74,953              0.00
8.001% - 8.250%                            1            84,000              0.01
--------------------------------------------------------------------------------
Total:                                 5,070    $1,505,096,584            100.00
--------------------------------------------------------------------------------
Minimum: 2.125%
Maximum: 8.125%
Weighted Average: 5.143%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:37       Page  2 of 10

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                  All records
================================================================================

--------------------------------------------------------------------------------
                                                                            % of
                                        # of         Aggregate         Aggregate
Index                                  Loans           Balance           Balance
--------------------------------------------------------------------------------
1 Month Libor                              1          $100,000              0.01
1 Year CMT                               436       211,222,243             14.03
1 Year Libor                             990       333,770,528             22.18
6 Month Libor                          3,643       960,003,813             63.78
--------------------------------------------------------------------------------
Total:                                 5,070    $1,505,096,584            100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                        # of         Aggregate         Aggregate
Months to Roll                         Loans           Balance           Balance
--------------------------------------------------------------------------------
1 - 6                                    193       $60,173,514              4.00
7 - 12                                     1           300,100              0.02
13 - 18                                    8         1,476,742              0.10
19 - 24                                  382        80,627,875              5.36
25 - 30                                   25         6,758,223              0.45
31 - 36                                1,663       512,518,691             34.05
37 - 42                                    3           995,000              0.07
43 - 48                                    3         1,102,958              0.07
49 - 54                                   65        19,876,381              1.32
55 - 60                                2,051       570,057,844             37.88
67 - 72                                    2           539,642              0.04
73 - 78                                    3           732,365              0.05
79 - 84                                  305        81,709,075              5.43
109 - 114                                  9         3,528,656              0.23
115 - 120                                357       164,699,517             10.94
--------------------------------------------------------------------------------
Total:                                 5,070    $1,505,096,584            100.00
--------------------------------------------------------------------------------
Average AS OF: 2005-01-01
Minimum: 1
Maximum: 120
Weighted Average: 54
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                        # of          Aggregate       Aggregate
Gross Margin                           Loans            Balance         Balance
--------------------------------------------------------------------------------
<= 2.000%                                 46        $12,578,361            0.84
2.001% - 2.250%                        3,186        959,295,812           63.74
2.251% - 2.500%                          374         69,809,563            4.64
2.501% - 2.750%                        1,270        398,206,776           26.46
2.751% - 3.000%                           16          7,255,688            0.48
3.001% - 3.250%                           59         18,892,621            1.26
3.251% - 3.500%                           53         13,572,680            0.90
3.501% - 3.750%                           15          6,835,896            0.45
3.751% - 4.000%                           22          8,224,797            0.55
4.001% - 4.250%                            8          2,261,045            0.15
4.251% - 4.500%                            7          2,921,328            0.19
4.501% - 4.750%                            9          3,976,414            0.26
4.751% - 5.000%                            3            410,989            0.03
5.251% - 5.500%                            2            854,615            0.06
--------------------------------------------------------------------------------
Total:                                 5,070     $1,505,096,584          100.00
--------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 5.500%
Weighted Average: 2.444%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:37       Page  3 of 10

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                  All records
================================================================================

--------------------------------------------------------------------------------
                                                                           % of
                                        # of          Aggregate       Aggregate
First Rate Cap                         Loans            Balance         Balance
--------------------------------------------------------------------------------
0.000%                                    27         $8,116,414            0.54
1.000%                                    45          9,943,329            0.66
2.000%                                    91         33,683,878            2.24
3.000%                                   563        142,118,943            9.44
3.005%                                     1            343,738            0.02
4.000%                                    52         10,137,352            0.67
4.125%                                     1            473,659            0.03
4.250%                                     2          1,023,134            0.07
4.500%                                     3          1,562,084            0.10
4.625%                                     4          1,558,890            0.10
4.750%                                     7          2,995,924            0.20
4.875%                                    19          9,716,133            0.65
5.000%                                 3,400        991,494,950           65.88
5.125%                                    35         16,372,996            1.09
5.250%                                    51         26,025,232            1.73
5.375%                                    57         24,897,912            1.65
5.500%                                    43         21,659,267            1.44
5.625%                                    27         12,144,482            0.81
5.750%                                    20          9,803,830            0.65
5.875%                                     7          2,869,558            0.19
6.000%                                   609        175,486,159           11.66
6.125%                                     3          1,202,059            0.08
6.375%                                     1            111,760            0.01
7.500%                                     1          1,300,000            0.09
12.000%                                    1             54,900            0.00
--------------------------------------------------------------------------------
Total:                                 5,070     $1,505,096,584          100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 12.000%
Weighted Average: 4.857%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                        # of          Aggregate       Aggregate
Periodic Rate Cap                      Loans            Balance         Balance
--------------------------------------------------------------------------------
0.000%                                     5         $1,087,748            0.07
1.000%                                 2,815        729,145,918           48.45
2.000%                                 2,122        729,602,089           48.48
5.000%                                     4            983,600            0.07
6.000%                                   118         42,911,619            2.85
6.375%                                     1            111,760            0.01
11.000%                                    1            100,000            0.01
12.000%                                    4          1,153,850            0.08
--------------------------------------------------------------------------------
Total:                                 5,070     $1,505,096,584          100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 12.000%
Weighted Average: 1.640%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:37       Page  4 of 10

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                  All records
================================================================================

--------------------------------------------------------------------------------
                                                                           % of
                                        # of          Aggregate       Aggregate
Maximum Rate                           Loans            Balance         Balance
--------------------------------------------------------------------------------
8.001% - 8.250%                            1           $337,500            0.02
8.501% - 8.750%                            1            383,200            0.03
8.751% - 9.000%                           11          7,660,146            0.51
9.001% - 9.250%                           22         10,907,205            0.72
9.251% - 9.500%                           78         30,151,387            2.00
9.501% - 9.750%                          175         72,128,876            4.79
9.751% - 10.000%                         266         85,309,728            5.67
10.001% - 10.250%                        453        161,362,621           10.72
10.251% - 10.500%                        580        190,354,082           12.65
10.501% - 10.750%                        511        148,177,396            9.85
10.751% - 11.000%                        507        134,137,479            8.91
11.001% - 11.250%                        396        102,157,515            6.79
11.251% - 11.500%                        495        133,931,673            8.90
11.501% - 11.750%                        404        112,899,291            7.50
11.751% - 12.000%                        418        117,375,866            7.80
12.001% - 12.250%                        187         48,431,215            3.22
12.251% - 12.500%                        128         30,332,899            2.02
12.501% - 12.750%                         82         19,077,622            1.27
12.751% - 13.000%                         45          9,097,834            0.60
13.001% - 13.250%                         22          3,989,706            0.27
13.251% - 13.500%                         22          4,348,274            0.29
13.501% - 13.750%                          7          1,139,273            0.08
13.751% - 14.000%                          1            218,000            0.01
14.501% - 14.750%                          3            813,173            0.05
14.751% - 15.000%                          2            404,016            0.03
15.001% - 15.250%                          1            176,816            0.01
15.251% - 15.500%                          3            608,400            0.04
15.501% - 15.750%                          9          2,923,703            0.19
15.751% - 16.000%                         17          5,813,197            0.39
16.001% - 16.250%                         25          7,827,900            0.52
16.251% - 16.500%                         24          7,094,250            0.47
16.501% - 16.750%                         34         10,031,620            0.67
16.751% - 17.000%                         38         11,691,820            0.78
17.001% - 17.250%                         21          8,634,300            0.57
17.251% - 17.500%                         23          8,492,662            0.56
17.501% - 17.750%                         21          6,367,239            0.42
17.751% - 18.000%                         10          3,295,478            0.22
18.001% - 18.250%                         16          4,645,412            0.31
18.251% - 18.500%                          7          1,344,608            0.09
18.501% - 18.750%                          1            214,400            0.01
18.751% - 19.000%                          2            580,800            0.04
19.001% - 19.250%                          1            228,000            0.02
--------------------------------------------------------------------------------
Total:                                 5,070     $1,505,096,584          100.00
--------------------------------------------------------------------------------
Minimum: 8.125%
Maximum: 19.250%
Weighted Average: 11.243%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:37       Page  5 of 10

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                  All records
================================================================================


--------------------------------------------------------------------------------
                                                                           % of
                                        # of          Aggregate       Aggregate
FICO Scores                            Loans            Balance         Balance
--------------------------------------------------------------------------------
Not Available 0                           15         $2,880,778            0.19
561 - 580                                  3            327,392            0.02
581 - 600                                  5            708,478            0.05
601 - 620                                 25          5,614,808            0.37
621 - 640                                160         42,473,627            2.82
641 - 660                                404        106,273,287            7.06
661 - 680                                653        189,139,564           12.57
681 - 700                                832        236,968,036           15.74
701 - 720                                786        229,200,266           15.23
721 - 740                                666        198,157,528           13.17
741 - 760                                630        197,365,657           13.11
761 - 780                                494        162,756,312           10.81
781 - 800                                314        106,823,101            7.10
801 - 820                                 83         26,407,751            1.75
--------------------------------------------------------------------------------
Total:                                 5,070     $1,505,096,584          100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 578
Maximum: 815
Weighted Average: 717
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           % of
                                        # of          Aggregate       Aggregate
Original Loan To Value Ratio           Loans            Balance         Balance
--------------------------------------------------------------------------------
<= 50.00%                                139        $40,999,603            2.72
50.01% - 55.00%                           82         33,540,638            2.23
55.01% - 60.00%                          119         50,301,880            3.34
60.01% - 65.00%                          157         68,296,019            4.54
65.01% - 70.00%                          254        103,145,144            6.85
70.01% - 75.00%                          384        141,243,770            9.38
75.01% - 80.00%                        3,609        999,717,150           66.42
80.01% - 85.00%                           67         15,229,309            1.01
85.01% - 90.00%                          150         32,642,490            2.17
90.01% - 95.00%                           68         14,617,965            0.97
95.01% - 100.00%                          41          5,362,617            0.36
--------------------------------------------------------------------------------
Total:                                 5,070     $1,505,096,584          100.00
--------------------------------------------------------------------------------
Minimum: 9.97
Maximum: 100.00
Weighted Average: 75.75
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:37       Page  6 of 10

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                  All records
================================================================================

--------------------------------------------------------------------------------
                                                                           % of
                                        # of          Aggregate       Aggregate
Combined Loan To Value Ratio           Loans            Balance         Balance
--------------------------------------------------------------------------------
<= 50.00%                                125        $37,189,535            2.47
50.01% - 55.00%                           71         27,523,938            1.83
55.01% - 60.00%                          103         45,348,393            3.01
60.01% - 65.00%                          125         51,408,478            3.42
65.01% - 70.00%                          193         80,093,652            5.32
70.01% - 75.00%                          290        106,814,338            7.10
75.01% - 80.00%                          992        325,201,681           21.61
80.01% - 85.00%                          135         45,802,693            3.04
85.01% - 90.00%                          703        208,103,895           13.83
90.01% - 95.00%                          671        177,938,590           11.82
95.01% - 100.00%                       1,662        399,671,392           26.55
--------------------------------------------------------------------------------
Total:                                 5,070     $1,505,096,584          100.00
--------------------------------------------------------------------------------
Minimum: 11.54
Maximum: 100.00
Weighted Average: 84.60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           % of
                                        # of          Aggregate       Aggregate
Amortization                           Loans            Balance         Balance
--------------------------------------------------------------------------------
Interest Only                          3,862     $1,096,669,100           72.86
Fully Amortizing                       1,208        408,427,484           27.14
--------------------------------------------------------------------------------
Total:                                 5,070     $1,505,096,584          100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                        # of          Aggregate       Aggregate
Top 5 States                           Loans            Balance         Balance
--------------------------------------------------------------------------------
California                             1,800       $710,612,923           47.21
Florida                                  313         74,376,982            4.94
Colorado                                 273         66,427,334            4.41
Arizona                                  268         64,019,798            4.25
Georgia                                  338         60,968,640            4.05
Other                                  2,078        528,690,907           35.13
--------------------------------------------------------------------------------
Total:                                 5,070     $1,505,096,584          100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                        # of         Aggregate         Aggregate
Prepay Original Term                   Loans           Balance           Balance
--------------------------------------------------------------------------------
0                                      3,878    $1,234,521,163             82.02
6                                         21         8,837,913              0.59
12                                        10         3,461,202              0.23
24                                        93        30,538,286              2.03
30                                         4           812,800              0.05
36                                       972       207,437,865             13.78
42                                        14         2,999,700              0.20
48                                         1           368,000              0.02
60                                        77        16,119,656              1.07
--------------------------------------------------------------------------------
Total:                                 5,070    $1,505,096,584            100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:37       Page  7 of 10

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                  All records
================================================================================

--------------------------------------------------------------------------------
                                                                            % of
                                        # of         Aggregate         Aggregate
Document Type                          Loans           Balance           Balance
--------------------------------------------------------------------------------
Alternate                                104       $29,086,904              1.93
Full                                   1,719       474,751,653             31.54
Limited                                   21         6,559,476              0.44
No Doc                                   327        94,229,242              6.26
No Ratio                                 299        91,351,042              6.07
Reduced                                1,974       620,169,889             41.20
Stated Doc                               626       188,948,378             12.55
--------------------------------------------------------------------------------
Total:                                 5,070    $1,505,096,584            100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                        # of         Aggregate         Aggregate
Loan Purpose                           Loans           Balance           Balance
--------------------------------------------------------------------------------
Purchase                               3,301      $945,029,076             62.79
Cash Out Refinance                     1,024       323,838,134             21.52
Rate/Term Refinance                      745       236,229,374             15.70
--------------------------------------------------------------------------------
Total:                                 5,070    $1,505,096,584            100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                        # of         Aggregate         Aggregate
Owner Occupancy Status                 Loans           Balance           Balance
--------------------------------------------------------------------------------
Investor                                 732      $145,186,878              9.65
Primary                                4,157     1,308,973,356             86.97
Secondary                                181        50,936,349              3.38
--------------------------------------------------------------------------------
Total:                                 5,070    $1,505,096,584            100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                        # of         Aggregate         Aggregate
Property Type                          Loans           Balance           Balance
--------------------------------------------------------------------------------
Coop                                      28        $8,013,368              0.53
Condominium                              630       160,962,006             10.69
PUD                                      888       241,191,599             16.02
Single Family                          3,331     1,033,672,791             68.68
Two- to Four Family                      193        61,256,820              4.07
--------------------------------------------------------------------------------
Total:                                 5,070    $1,505,096,584            100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:37       Page  8 of 10

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                  All records
================================================================================

--------------------------------------------------------------------------------
                                                                            % of
                                        # of         Aggregate         Aggregate
Stated Remaining Term to Maturity      Loans           Balance           Balance
--------------------------------------------------------------------------------
298                                        2          $991,115              0.07
330                                        1           311,372              0.02
338                                        1           187,000              0.01
339                                        1           500,000              0.03
340                                        1           450,000              0.03
342                                        1           358,000              0.02
345                                        3           644,286              0.04
346                                        1           113,666              0.01
347                                        3           778,590              0.05
348                                        2           762,992              0.05
350                                        6         2,089,616              0.14
351                                       12         4,304,128              0.29
352                                       24         8,368,677              0.56
353                                       31         8,032,127              0.53
354                                       57        14,915,000              0.99
355                                       44        14,520,258              0.96
356                                      180        65,241,419              4.33
357                                      409       122,239,527              8.12
358                                    1,360       409,370,534             27.20
359                                    2,312       674,286,679             44.80
360                                      619       176,631,598             11.74
--------------------------------------------------------------------------------
Total:                                 5,070    $1,505,096,584            100.00
--------------------------------------------------------------------------------
Minimum: 298
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                        # of         Aggregate         Aggregate
Servicer                               Loans           Balance           Balance
--------------------------------------------------------------------------------
Cendant                                   71       $10,604,873              0.70
Cenlar                                     1           332,642              0.02
Downey                                     4           858,134              0.06
EverBank                                   5           769,103              0.05
GMAC Mortgage                          2,723       790,616,262             52.53
Greenpoint                             1,596       468,559,947             31.13
National City Mortgage                   290        58,035,091              3.86
Nextstar                                  15         5,047,141              0.34
Wachovia Securities                       35        12,741,276              0.85
Wamu                                       3           583,545              0.04
Wells Fargo                              327       156,948,569             10.43
--------------------------------------------------------------------------------
Total:                                 5,070    $1,505,096,584            100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:37       Page  9 of 10

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                  All records
================================================================================

--------------------------------------------------------------------------------
                                                                            % of
                                        # of         Aggregate         Aggregate
Originator                             Loans           Balance           Balance
--------------------------------------------------------------------------------
Alliance Bancorp                           3          $814,821              0.05
American Gold Mortgage Corp.               1           208,737              0.01
American Home Mortgage                    81        33,685,068              2.24
Cendant Mortgage                          71        10,604,873              0.70
Downey Savings                             4           858,134              0.06
EverBank                                   5           769,103              0.05
Family Lending                            24         9,470,000              0.63
First Saving                              23         7,942,056              0.53
Flagstrat                                  6         1,175,306              0.08
Greenlight                                 3           628,353              0.04
Greenpoint Mortgage Corporation        1,597       468,614,847             31.14
Homestar                                 768       141,399,227              9.39
Loan Center Of California Inc             35         9,124,352              0.61
Market Street                             79        14,361,747              0.95
Mortgage IT                              511       190,713,374             12.67
Mortgage Store                             2           267,107              0.02
Nat City Mortgage                        290        58,035,091              3.86
Nexstar                                   16         5,379,784              0.36
Plaza Home Mortgage                        2           250,000              0.02
Prism Mortgage/RBC Mortgage              521       162,523,463             10.80
UBS Conduit                              666       218,581,295             14.52
Wachovia Securities                       35        12,741,276              0.85
Wells Fargo Home Mortgage, Inc.          327       156,948,569             10.43
--------------------------------------------------------------------------------
Total:                                 5,070    $1,505,096,584            100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                          Dec 29, 2004 09:37       Page 10 of 10